UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Western Digital Corporation

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on November 7, 2018.

WESTERN DIGITAL CORPORATION

5601 GREAT OAKS PARKWAY
SAN JOSE, CA 95119

Meeting Information
Meeting Type:	Annual Meeting
For holders as of:	September 10, 2018
Date: November 7, 2018	Time: 8:00 a.m., PT
Location:	The Fairmont San Jose
170 S. Market Street
San Jose, CA 95113
Directions: 1-408-998-1900

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote
    How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT     2018 ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow➔XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy.
Please choose one of the following methods to make your request:
1) BY INTERNET:       www.proxyvote.com
2) BY TELEPHONE:   1-800-579-1639
3) BY E-MAIL*:            sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow ➔XXXX XXXX XXXX XXXX (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before October 24, 2018 to facilitate timely delivery.

How To Vote
    Please Choose One of the Following Voting Methods

Vote In Person: You will need to request a ballot to vote these shares at the Annual Meeting.
Vote By Internet: Go to www.proxyvote.com or from a smartphone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow➔XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.
Voting Deadline: If you vote by Internet or mail, your vote must be received by 11:59 p.m. Eastern Time on November 6, 2018. If you are a participant in the Western Digital Corporation 401(k) Plan, you must provide voting instructions for the shares in your plan account by 11:59 p.m. Eastern Time on November 4, 2018 to allow sufficient time for the plan trustee to vote the shares on your behalf.

Voting Items

The Board of Directors recommends a vote FOR each of the following nominees:

1.	ELECTION OF DIRECTORS

	1a.	Martin I. Cole

	1b.	Kathleen A. Cote

	1c.	Henry T. DeNero

	1d.	Tunç Doluca

	1e.	Michael D. Lambert

	1f.	Len J. Lauer

	1g.	Matthew E. Massengill

	1h.	Stephen D. Milligan

	1i.	Paula A. Price

The Board of Directors recommends you vote FOR Proposals 2, 3, 4 and 5:

2.	To approve on an advisory basis the named executive officer compensation disclosed in the Proxy Statement;

3.

To approve an amendment and restatement of our 2017 Performance Incentive Plan that would, among other things, increase by 6,000,000 the number of shares of our common stock available for issuance under the plan;

4.

To approve an amendment and restatement of our 2005 Employee Stock Purchase Plan that would, among other things, increase by 10,000,000 the number of shares of our common stock available for issuance under the plan; and

5.	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending June 28, 2019.

In their discretion, the Proxies are authorized to vote on such other business as may properly come before the meeting and any postponement or adjournment of the meeting.